                                                                    EXHIBIT 10.1

             AMENDED AND RESTATED AIRCRAFT AND ENGINE USE AGREEMENT

         This Amended and Restated Aircraft Use Agreement (this "Agreement"), is made as of the 1st day of January, 2004, by and between Kitty Hawk Aircargo, Inc. ("Aircargo") and the Kitty Hawk Collateral Liquidating Trust, by Langdon Asset Management, Inc., its Trust Manager (the "Trust").

         A. Aircargo and the Trust entered into that certain Aircraft and Engine Use Agreement dated as of September 30, 2002 (the "Original Agreement").

         B. Aircargo and the Trust have determined to amend and restate the Original Agreement in its entirety as set forth herein.

         C. In consideration of the foregoing premises (which constitute an integral part of this Agreement) and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Utilization of Airframes. Until the latest date shown on Schedule A, Aircargo shall use the airframes identified on Schedule A (the "Airframes") collectively, in total, a minimum of ***** block hours ("Block Hours") per month (the "Minimum Airframe Usage"). Each Airframe shall be available for use by Aircargo for purposes of this Agreement until the date set forth opposite such Airframe on Schedule A (for each Airframe, the "Available to Date"). Notwithstanding the foregoing, if for any reason during any month fewer than four (4) heavy weight Airframes (the four current heavy weight Airframes being N278US, N279US, N281KH and N284KH, and, collectively, the "Heavy Weight Airframes") are available for Aircargo's use, the Minimum Airframe Usage for such month will be reduced by ***** Block Hours for each of the four (4) heavy weight Airframes not available for Aircargo's use. For purposes of determining the Minimum Airframe Usage requirement in any month, the Available to Dates of Airframes N278US and N279US set forth on Schedule A shall apply regardless of whether Aircargo elects an Airframe Extension Option (as defined below) with respect to such Airframes. In the event that any Airframe is not available for use by Aircargo during any part of a month prior to the Available to Date applicable to such Airframe, the Minimum Airframe Usage requirement for such month shall be reduced by the number of Block Hours attributable to such Airframe prorated for such part of the month for which such Airframe is unavailable based on a thirty-day month.

         2. Rates for Airframes. The Block Hour rate for utilization of each of the Airframes shall be as follows:

Airframe                 Rate per Block Hour
--------                 -------------------
N278US                         $*****

N279US                         $*****

N281KH                         $*****

N284KH                         $*****

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

Airframe      Rate per Block Hour
--------      -------------------
N69739              $*****

N69740              $*****

N854AA              $*****

N855AA              $*****

N252US              $*****

N6809               $*****

N6827               $*****

N6833               $*****

         3. Modifications to Airframes. The Airframes shall be modified as provided below. Such modifications shall be completed prior to the date required by the rules and regulations of the Federal Aviation Administration:

                  a.       TCAS (traffic collision avoidance system) Avionics:
For any Airframe requiring the installation of TCAS avionics prior to the Available to Date applicable to such Airframe, Aircargo will pay for the installation of such TCAS avionics and the costs for the wiring of such Airframe to accommodate the installation of the TCAS avionics. The Trust will reimburse up to $***** of the costs incurred by Aircargo related to the installation of the TCAS avionics for any such Airframe, including costs related to the acquisition and installation of the TCAS avionics computer processor (the "Computer Processor"), upon the receipt by the Trust of written demand for such reimbursement from Aircargo. The Trust shall own the Computer Processor following the installation of the TCAS avionics. In the event that Aircargo uses any Airframe upon which TCAS avionics has been installed for less than ***** Block Hours following the installation of the TCAS avionics and prior to the Available to Date applicable to such Airframe, Aircargo will, upon the receipt by Aircargo of written demand notice from the Trust, reimburse the Trust the lesser of: (i) ***** percent (*****%) of the actual cost of the Computer Processor or (ii) $*****. If the Trust makes such demand and Aircargo pays the Trust accordingly, ownership of the TCAS avionics will transfer to Aircargo. The TCAS avionics shall include the Computer Processor, two (2) IVSI's, two (2) antennas, a Mode S transponder, Radar Indication and related Control Head.

                  b. RVSM (reduced vertical separation): For any Airframe for which Aircargo requires the installation of an RVSM system prior to the Available to Date applicable to such Airframe, the Trust will pay for the installation of the RVSM system upon thirty (30) days written notice of demand by Aircargo to install the RVSM system on such Airframe; provided, however, that the Trust may, within a reasonable time, except as it pertains to an Airframe upon which Aircargo has elected an Airframe Extension Option (as defined below), in its sole discretion, elect not to install an RVSM system, at which time Aircargo may elect to retire and remove the Airframe from Schedule A to this Agreement. The cost of the parts of the RVSM system for which the Trust will be obligated will not exceed $***** per Airframe.

                  c. EGPWS/TAWS (enhanced ground proximity warning): For any Airframe requiring the installation of an EGPWS/TAWS system prior to the Available to Date applicable to such Airframe, the Trust will pay for the installation of the EGPWS/TAWS system upon thirty

                                       2

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

(30) days written notice of demand by Aircargo to install the EGPWS/TAWS system on such Airframe; provided, however, that the Trust may, within a reasonable time, except as it pertains to an Airframe upon which Aircargo has elected an Airframe Extension Option, in its sole discretion, elect not to install an EGPWS/TAWS system at which time Aircargo may elect to retire and remove the Airframe from Schedule A to this Agreement. The cost of the parts of the EGPWS/TAWS system for which the Trust will be obligated will not exceed $***** per Airframe.

         4.       Aircraft Extension Option.

                  a. Aircargo may elect, in its sole discretion, to extend the Available to Date of any or all of Airframes N278US, N279US, N69739 and N69740 by delivering written notice of such election to the Trust at any time prior to November 1, 2004 ("Airframe Extension Option"). In the event that any such notice of election is delivered by Aircargo to the Trust, Aircargo shall specify in such notice whether Aircargo elects "Option A-Long Term Extension Option" ("Option A Election") or "Option B-Short Term Extension Option" ("Option B Election") for any Airframe for which such Airframe Extension Option is permitted; provided, however, that for Airframe N278US no Option B Election shall be permitted. In the event that an Option A Election or an Option B Election is made for any Airframe for which an Airframe Extension Option is permitted, such election shall be governed by the terms of such Airframe Extension Option set forth on Schedule B to this Agreement. For purposes of any Airframe Extension Option listed on Schedule B, the terms "Heavy C check commitment" and "Light C check commitment" shall refer to the maximum amount that the Trust shall be obligated to pay for maintenance under such Airframe Extension Option. The Trust's obligation with respect to the installation of a 9-G Bulkhead on Airframe N69740 shall not exceed $*****.

                  b. In the event that Aircargo elects an Airframe Extension Option with respect to any Airframe pursuant to Section 4(a) above and the Trust fulfills its obligation to perform the Heavy C check commitment or Light C check commitment maintenance applicable to such Airframe Extension Option, Aircargo shall pay to the Trust an amount equal to the rate per Block Hour applicable to such Airframe multiplied by the number of actual Block Hours that such Airframe was used by Aircargo in the manner provided in Section 6 of this Agreement. Upon the expiration of the Extended Available to Date applicable to any Airframe Extension Option, Aircargo shall make an additional payment to the Trust if the total number of Block Hours that Aircargo used the relevant Airframe prior to the Extended Available to Date is less than the minimum Block Hours commitment applicable to such Airframe Extension Option. Such payment shall be made within thirty (30) days after the Extended Available to Date for such Airframe Extension Option. The payment shall be in an amount equal to the Block Hour rate applicable to such Airframe multiplied by the number of Block Hours by which the minimum Block Hours commitment exceeds the actual total Block Hours such Airframe was used by Aircargo prior to the Extended Available to Date.

         5.       Transfer of Engines and Rates for Engines.

                  a. Aircargo and the Trust agree and affirm that on September 15, 2003, each party transferred certain engines that each such party owned for certain engines owned by the

                                       3

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"
other party. Aircargo and the Trust further agree and affirm that the transfer of such engines from each party to the other constituted a transfer of all ownership rights in the transferred engines to the other party, effective as of September 15, 2003, and that each party will transfer all documents of title or other documents or instruments evidencing ownership of the transferred engines to the other party no later than February 27, 2004. The engines so transferred are set forth on Schedule C to this Agreement. Aircargo and the Trust agree that this Agreement shall serve as a bill of sale for such engine transfers. To the extent that any Aircargo engine that was transferred to the Trust was subject to a lien in favor of a secured creditor prior to September 15, 2003, the Trust affirms that such lien shall remain in place until satisfied. Schedule D to this Agreement sets forth the engines owned by the Trust as of December 3, 2003 (the "Engines"), and sets forth the Block Hour rate that Aircargo will pay for the use of each of the Engines from January 1, 2004 to December 31, 2007 (the Available to Date of such Engines) regardless of whether such Engines are installed on one of the Airframes, on an Aircargo airframe or on the airframe of a third party. In the event that Aircargo does not elect an Airframe Extension Option prior to November 1, 2004 for any of the Airframes identified in Schedule B to this Agreement, the Trust or Aircargo may remove up to three Engines from Schedule D of the type corresponding to such Airframe from Schedule A as follows:

                                           NUMBER OF ENGINES
AIRFRAME             ENGINE TYPE          AVAILABLE FOR REMOVAL
---------------------------------------------------------------
 N278US                JT8D-15                     3
---------------------------------------------------------------
 N279US                JT8D-15                     3
---------------------------------------------------------------
 N69739                JT8D-9A                     3
---------------------------------------------------------------
 N69740                JT8D-9A                     3
---------------------------------------------------------------

                  b. Prior to December 31, 2007, Aircargo will use the Engines collectively, in total and on a pooled basis, for a minimum of ***** percent (*****%) of the expected Block Hour life of the Engines set forth on Schedule D ("Minimum Engine Block Hours"). Aircargo shall pay to the Trust an amount equal to the rate per Block Hour applicable to each Engine multiplied by the actual number of Block Hours that such Engine was used by Aircargo in the manner provided in Section 6 below. In the event that the total actual number of Block Hours used for all Engines between January 1, 2004 and December 31, 2007 do not exceed the Minimum Engine Block Hours, within thirty (30) days after December 31, 2007, Aircargo shall pay to the Trust an amount equal to the Weighted Average Engine Block Hour Rate (as provided on Schedule D to this Agreement) multiplied by the number of hours by which the Minimum Engine Block Hours exceeds the total actual Engine Block Hours used by Aircargo. In the event that any Engine is removed from Schedule D to this Agreement in the manner provided in Section 9 below, the Minimum Engine Block Hours shall be reduced by the expected Block Hour life attributable to such removed engine as provided on Schedule D.

         6.       Monthly Payments.

                  a. On or about the 10th day of each month after January 2004, Aircargo will provide to the Trust a schedule of the number of Block Hours that each Airframe and each Engine was used in the immediately preceding month and will pay to the Trust an amount equal to the applicable Block Hour rate for each Airframe and each Engine multiplied by the actual

                                       4

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"
number of Block Hours that each such Airframe and each such Engine was used in the immediately preceding month.

                  b. If for any month Aircargo fails to achieve the Minimum Airframe Usage, then on the date that payment for actual usage for the month is required under Section 6(a) above, Aircargo shall pay to the Trust an amount equal to $***** multiplied by the number of Block Hours by which the Minimum Airframe Usage exceeds the total actual number of Block Hours that the Airframes were used in the immediately preceding month.

         7. Maintenance. Aircargo will perform line maintenance of the Airframes and Engines in accordance with Aircargo's current maintenance program. Airframe maintenance shall be limited to "A" checks, "B" checks and Aircargo's responsibility for repairs or incidental replacement of parts and rotables shall not exceed $***** per Airframe for any such check or other event. If such repair or incidental replacement of parts and rotables should exceed $***** and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then that Airframe, at Aircargo's option, can be deemed not available for Aircargo's use. . In the event that an Engine requires more than $***** in Engine maintenance in order to remain in serviceable condition and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then Aircargo may elect to perform such maintenance at its own cost by electing to buy such Engine from the Trust at a core value of $***** for 9A Engines and $***** for -15 Engines.

Aircargo shall be required to make any repairs, replacements or improvements to any Airframe that are necessary as the result of an Airworthiness Directive or Service Bulletin or similar requirement issued by any regulating body, such amount not to exceed $***** per Airframe subject to cost sharing with the Trust as reflected in Section 3, Section 4 and Schedule B. If such repair, replacements or improvements to any Airframe that are necessary as a result of an Airworthiness Directive or Service Bulletin or similar requirement issued by an regulating body exceeds $***** other than those items subject to cost sharing with the Trust as reflected in Section 3 and Section 4 and Schedule B, and the Trust elects not to pay the excess above $***** or a mutually agreed upon amount of the excess above $*****, then the Airframe, at Aircargo's option, can be deemed not available for Aircargo's use.

         8. Insurance. Aircargo shall cause the Airframes and Engines to be covered by hull and liability insurance in accordance with Aircargo's current fleet plan insurance program. Policies relating to such insurance shall show the Trust as a loss payee and an additional insured; provided, however, that, for any Airframe removed from Schedule A and for any Engines mounted on such Airframe, Aircargo's obligation to insure the Airframe and such Engines shall terminate upon the Trust's receipt of the Deliverables (as defined below). Following the execution of this Agreement, each Airframe identified on Schedule A shall be insured by Aircargo in an amount equal to that set forth opposite such Airframe on Schedule E to this Agreement.

         9. Removal of Engines and Airframes. In the event the Trust or Aircargo elects to remove an Engine from Schedule D to this Agreement for any reason, the Trust or Aircargo shall deliver written notice of removal of such Engine from Schedule D at least sixty (60) days prior to

                                       5

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"
the removal of such Engine. An Engine removed from Schedule D shall be referred to as a "Terminated Engine." Within sixty (60) days of the receipt of such notice, Aircargo shall deliver, other than in cases where Aircargo has elected to buy an Engine as described under Section 7, physical possession of the Terminated Engine to a place within the United States designated by the Trust, and shall deliver for such Terminated Engine: (i) a current certificate of airworthiness and (ii) all technical records, including, but not limited to, current maintenance and operations records (all of the foregoing, for any Terminated Engine, the "Deliverables"). In the event that Aircargo proposes to deliver to the Trust free and clear title to an engine that is not owned by the Trust in lieu of a Terminated Engine, Aircargo shall convey an engine of similar type and condition (determined by a comparison of engine disc profiles and limiters) to the Trust. The Trust shall pay the cost of all shipping and other expenses required for the delivery of such Terminated Engine to the Trust; provided, however, that Aircargo shall remove the Engine from any Airframe at its own expense. In the event that any Airframes are removed from Schedule A pursuant to the terms of this Agreement, the same procedure for the removal of Terminated Engines shall apply to the removal of such Airframes.

         10. Operation of Aircraft. Aircargo may operate the Airframes and Engines in such types of service as Aircargo deems appropriate; provided, however, that Aircargo shall not "Dry Lease" any of the Airframes or Engines.

         11. Force Majeure. In the event that, through no action or inaction on the part of Aircargo, Aircargo's fleet of 727 airframes or JT8D engines (regardless of whether such airframes or engines are owned by Aircargo or by the Trust) become unavailable for operation for service, the Minimum Airframe Usage, Minimum Engine Usage and Block Hour commitment under any Airframe Extension Option will be modified in the following manner:

                  a. If Aircargo's fleet of 727 airframes or JT8D engines become unavailable for a period of 180 days or less (a "Temporary Period"), then the Available To Date of all Airframes and Engines will be extended by a number of days equal to the length of the Temporary Period and Aircargo will continue to be obligated to perform its obligations under the Agreement.

                  b. If Aircargo's fleet of 727 airframes or JT8D engines become unavailable for a period exceeding 180 days (a "Permanent Period"), then Aircargo's obligations under the Minimum Airframe Usage, the Minimum Engine Usage and any elected Airframe Extension Option will be terminated and Aircargo shall be obligated only to pay any outstanding amounts due to the Trust related to actual Airframe or actual Engine usage prior to the date of the event causing the unavailability of such airframes or engines.

                  c. Upon the occurrence of an event causing either a Temporary Period or a Permanent Period of unavailability, all payments under this Agreement shall be suspended following payment by Aircargo for the actual Block Hour usage of any Airframes or Engines during the month in which such event occurs. If such event causes a Temporary Period, then payments shall resume pursuant to the terms of this Agreement at such time as either or both of Aircargo's fleet of 727 airframes or JT8D engines again become available for use.

                                       6

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

KITTY HAWK AIRCARGO, INC.                KITTY HAWK COLLATERAL LIQUIDATING TRUST

/s/ ROBERT W. ZOLLER, JR.                /s/ GLEN LANGDON
-------------------------                ---------------------------
By:                                      By: Langdon Asset Management, Inc.
                                         as Trust Manager
                                         Title: Glen Langdon, President

Title: President

                                       7

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

                                   SCHEDULE A

AIRFRAMES                                              AVAILABLE TO DATE:
---------                                              ------------------
N278US                                                December 31, 2004

N279US                                                December 31, 2004

N281KH                                                December 31, 2006

N284KH                                                March 31, 2006 (1)

N69739                                                December 31, 2004

N69740                                                December 31, 2004

N854AA                                                December 31, 2006

N855AA                                                September 30, 2004

N6827                                                 September 30, 2005

N252US                                                December 31, 2005

N6833                                                 June 30, 2006

N6809                                                 December 31, 2004

(1)This Airframe will require a C check during the second quarter of 2004 and such C check will be governed in accordance with the terms of the Original Agreement.

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

                                   SCHEDULE B

AIRFRAME N278US:

OPTION A - LONG TERM EXTENSION OPTION
--------------------------------------------------------------------------------------
Trust Heavy C check commitment:                                                 $*****
--------------------------------------------------------------------------------------
Extended Available to date:                                          December 31, 2007
--------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                 $*****
--------------------------------------------------------------------------------------
Trust RVSM costs commitment:                               Cost of parts up to  $*****
--------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                Costs of parts up to $*****
--------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                                 N/A
--------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                         *****
--------------------------------------------------------------------------------------

Note:  there is no Short Term Extension Option available for N278US.

AIRFRAME N279US:
---------------------------------------------------------------------------------------
OPTION A - LONG TERM EXTENSION OPTION
---------------------------------------------------------------------------------------
Trust Heavy C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                           December 31, 2007
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
---------------------------------------------------------------------------------------
Trust RVSM costs commitment:                                 Cost of parts up to $*****
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
----------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                                  N/A
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------
OPTION B - SHORT TERM EXTENSION OPTION
---------------------------------------------------------------------------------------
Trust Light C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                           December 31, 2006
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
----------------------------------------------------------------------------------------
Trust RVSM cost commitment:                                  Cost of parts up to $*****
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
---------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                                  N/A
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------

AIRFRAME N69739:

OPTION A - LONG TERM EXTENSION OPTION

---------------------------------------------------------------------------------------
Trust Light C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                               June 30, 2008
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
---------------------------------------------------------------------------------------
Trust RVSM cost commitment:                                  Cost of parts up to $*****
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
---------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                                  N/A
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

OPTION B - SHORT TERM EXTENSION OPTION
---------------------------------------------------------------------------------------
Trust Light C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                               June 30, 2007
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
---------------------------------------------------------------------------------------
Trust RVSM cost commitment:                                  Cost of parts up to $*****
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
---------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                                  N/A
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------

AIRFRAME N69740:

OPTION A - LONG TERM EXTENSION OPTION
---------------------------------------------------------------------------------------
Trust Light C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                               June 30, 2008
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
---------------------------------------------------------------------------------------
Trust RVSM cost commitment:                                  Cost of parts up to $*****
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
---------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                               $*****
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------
OPTION B - SHORT TERM EXTENSION OPTION
---------------------------------------------------------------------------------------
Trust Light C check commitment:                                                  $*****
---------------------------------------------------------------------------------------
Extended Available to date:                                               June 30, 2007
---------------------------------------------------------------------------------------
Trust TCAS avionics commitment:                                                  $*****
---------------------------------------------------------------------------------------
Trust RVSM cost commitment:                                  Cost of parts up to $*****
---------------------------------------------------------------------------------------
Trust TAWS cost commitment:                                 Costs of parts up to $*****
---------------------------------------------------------------------------------------
Trust 9G Bulkhead cost commitment:                                               $*****
---------------------------------------------------------------------------------------
Aircargo minimum Block Hours commitment:                                          *****
---------------------------------------------------------------------------------------

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

                                   SCHEDULE C

 NO.                  TRUST ENGINE TRANSFERRED                             AIRCARGO ENGINE TRANSFERRED
 ---                  ------------------------                             ---------------------------
 1                            695270                                                655968

 2                            687662                                                674498

 8                            657394                                                696629

 11                           700579                                                707329 (9A)

 17                           665294                                                665348

 18                           665899                                                665230

 20                           648989                                                665676

 23                           656066                                                648784

 24                           665591                                                653365

 27                           653835                                                654158

 35                           654677                                                653897

 36                           654422                                                653619

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

                                   SCHEDULE D
               Engines Owned by the Trust as of December 31, 2003

                                                                                                              AMENDED
                                            FLIGHT          BLOCK                                              BLOCK      COST/REV
                     ENGINE                  HOUR           HOUR                      LIMITER                  HOUR       (BH LIFE
                      S/N                    LIFE           LIFE              LIMITER  TYPE        REMAINING   RATE        * RATE)

1                   648784-7B       7B       988            1,197               T-1    CYCLE           912     *****        *****
2                   649583-7B       7B   Unserviceable  unserviceable           C-7    DATE             19     *****    Unservicable
3                   653365-7B       7B     2,967            3,595               C-12   DATE             47     *****        *****
4                   653619-7B       7B     1,199            1,453               C-8    DATE             19     *****        *****
5                   653897-7B       7B       821              994               C-5    DATE             13     *****        *****
6                   654305-7B       7B       307              372               C-3    CYCLE           321     *****        *****
7                   654368-7B       7B       455              551               T-4    CYCLE           449     *****        *****
8                   654792-7B       7B       421              510               C-5    CYCLE           420     *****        *****
9                   654914-7B       7B       789              956               C-9    CYCLE           739     *****        *****
10                  657315-7B       7B       649              787               C-6    CYCLE           618     *****        *****
11                  657666-7B       7B       698              845               T-4    CYCLE           660     *****        *****
12                  649269-9A       9A     2,504            3,002               C-11   DATE             38     *****        *****
13                  665188-9A       9A     2,372            2,844               C-7    DATE             36     *****        *****
14                  665356-9A       9A       864            1,036               C-11   HOURS           930     *****        *****
15                  665676-9A       9A     3,163            3,792               C-7    DATE             48     *****        *****
16                  666031-9A       9A     3,163            3,792               C-8    DATE             48     *****        *****
17                  687788-9A       9A     1,977            2,370               C-8    DATE             31     *****        *****
18                  655968-15       15     5,133            5,760               C-11   DATE             46     *****        *****
19                  657070-15       15     2,798            3,141               C-4    HOURS         2,910     *****        *****
20                  674498-15       15     1,674            1,878               C-12   DATE             15     *****        *****
21                  685501-15       15     1,785            2,004               C-7    DATE             16     *****        *****
22                  687659-15       15     3,347            3,757               C-9    DATE             30     *****        *****
23                  687698-15       15     5,246            5,888               C-3    CYCLE         2,545     *****        *****
24                  688689-15       15     4,686            5,259               C-7    DATE             42     *****        *****
25                  696499-15A      15A    5,428            6,000               T-1    HOURS         5,428     *****        *****
26                  696629-15       15     2,120            2,379               C-11   DATE             19     *****        *****
27                  700377-15       15     4,408            4,947               T-1    CYCLE         2,147     *****        *****
28                  700451-15       15     1,932            2,169               T-1    HOURS         2,044     *****        *****
29                  700522-15       15     1,243            1,395               C-3    HOURS         1,243     *****        *****
30                  702952-15       15     1,562            1,753               C-8    DATE             14     *****        *****
                                          64,702           74,425                                                      $    *****

Postal Engines, NO FLY

                    654158-7B       7B                                          C-9    DATE                    *****
                    654979-7B       7B                                          C-10   DATE                    *****
                    665452-9A       9A                                          T-2    HOURS         1,881     *****

                                                     Actual 2003 Flight hour (*****) & Block hour (*****) data =
        BH/FH Conversion factor (average)   *****    *****.

        MINIMUM ENGINE BLOCK HOURS          *****     Pool rate:               *****%

WEIGHTED AVERAGE ENGINE BLOCK HOUR RATE:  $ *****    (TOTAL COST/TOTAL BH's)

ENGINE TYPE AVERAGES

                     AVG BLK HR          AVG FLT HR            AVG CYC     BLK HR / FLT HR    FLT HR/CYC
                       MONTH               MONTH                MONTH          RATIO             RATIIO
                       -----               -----                -----          -----             ------
JT8D-7B                 *****               *****                *****         *****             *****
JT8D-9A                 *****               *****                *****         *****             *****
JT8D-15                 *****               *****                *****         *****             *****

NOTES
                   - Postal Engines per Settlement Agreement

                   - Postal Engines per Settlement Agreement approved to fly.

                   Engine time limited to 48 months (1.1.03 - 12.31.07)

                   Engine hours limited to 48 month estimate

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"

                                   SCHEDULE E

AIRFRAMES                                              AVAILABLE TO DATE:
---------                                              ------------------
 N278US                                                      $*****

 N279US                                                      $*****

 N281KH                                                      $*****

 N284KH                                                      $*****

 N69739                                                      $*****

 N69740                                                      $*****

 N854AA                                                      $*****

 N855AA                                                      $*****

  N6827                                                      $*****

 N252US                                                      $*****

 N6833                                                       $*****

 N6809                                                       $*****

         Confidential Treatment has been requested by Kitty Hawk, Inc. for certain portions of this document. Confidential portions have been filed separately with the Securities and Exchange Commission. Omitted portions are indicated in this agreement with "*****"